================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                    --------

                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2000

                               MARGO CARIBE, INC.
            (Exact name of registrant as specified in this charter)

         PUERTO RICO                                              0-15336
(State or other jurisdiction of                            (Commission File No.)
       incorporation)

                                   66-0550881
                       (IRS Employer Identification No.)

    ROAD 690, KILOMETER 5.8 VEGA ALTA, PUERTO RICO                      00692
      (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:   (787) 883-2570

          (Former Name or Former Address, if changed since last report)

================================================================================

ITEM 5.  OTHER EVENTS

         On October 20, 2000, Margo Caribe, Inc. ("Margo") issued a press release relating to the execution of an amendment to the Agreement and Plan of Merger, dated as of April 11, 2000, among Margo, iTract, Inc., iTract Acquisition Company, LLC, iTract, LLC and International Commerce Exchange Systems, Inc. A copy of the Amendment to Agreement and Plan of Merger and the press release are attached hereto as Exhibits 10.1 and 99.1, respectively, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORM, FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

                  10.1     Amendment to Agreement and Plan of Merger

                  99.1 Press release issued by Margo Caribe, Inc. on October 20, 2000

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MARGO CARIBE, INC.

                                         By: /s/ Alfonso Ortega
                                            ------------------------------------
                                                 Alfonso Ortega
                                                  Vice President and
                                                  Chief Financial Officer

Date: October 20, 2000

                                  EXHIBIT INDEX

     EXHIBIT NUMBER                         DESCRIPTION
     --------------                         -----------

         10.1     Amendment to Agreement and Plan of Merger

         99.1     Press release issued by Margo Caribe, Inc. on October 20, 2000